UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2005

Structured Asset Securities Corporation (as Depositor under the Trust Agreement, dated as of February 1, 2005, providing the issuance of Mortgage Pass-Through Certificates, Series 2005-3)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-120575 (Commission File Number)	74-2440850 (IRS Employer Identification No.)
745 Seventh Avenue, 7th Floor, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgate Pass-Through Certificates Series 2005-3, which was made on June 27, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 4.03 of the Trust Agreement for the distribution on June 27, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: June 30, 2005
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-3
ABN AMRO Acct: 722416.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
31-May-05
Administrator:
Rita Lopez 312.904.0351
rita.lopez@abnamro.com
Analyst:
Brian Scheff 714.259.6278
brian.scheff@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Other Related Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Substitution Detail History
Modified Loan Detail
Realized Loss Detail
Historical REO Report
Page 2-4
Page 5-8

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SASC0503
SASC0503_200506_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
28-Feb-05
25-Mar-05
26-Mar-35
Parties to The Transaction
Depositor: Structured Asset Securities Corporation
Underwriter: Lehman Brothers Inc.
Master Servicer: Aurora Loan Services LLC
Rating Agency: Standard & Poor's Rating Services/Fitch Ratings
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.alservices.com
www.etrustee.net

23-Jun-2005 - 08:22 (U014-U035, U119-U122) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.987058%
3.090000%
3.314380%
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
31-May-05
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
354
REMIC II
Statement Date:
ABN AMRO Acct: 722416.1
976.185499028
5.081746958
0.000000000
971.103752070
2.798398502
3.6643800000%
0.00
0.00
0.000000000
3.4400000000%
0.000000000
86359B5M9
1-A1
27,774,000.00
141,140.44
0.00
26,971,435.61
77,722.72
27,112,576.05
976.185499028
0.000000000
0.000000000
971.103752070
2.896017138
3.3356200000%
0.00
0.00
0.000000000
3.5600000000%
0.000000000
N
86359B5N7
1-A2
27,774,000.00
0.00
0.00
26,971,435.61
80,433.98
27,112,576.05
976.185498960
5.081746960
0.000000000
971.103752000
4.677555520
Fixed
0.00
0.00
0.000000000
5.7500000000%
0.000000000
86359B5P2
1-A3
125,000,000.00
635,218.37
0.00
121,387,969.00
584,694.44
122,023,187.37
976.185498909
5.081747091
0.000000000
971.103751818
4.474183455
Fixed
0.00
0.00
0.000000000
5.5000000000%
0.000000000
86359B5Q0
1-A4
55,000,000.00
279,496.09
0.00
53,410,706.35
246,080.09
53,690,202.44
976.185498766
5.081747201
0.000000000
971.103751565
4.067439465
Fixed
0.00
0.00
0.000000000
5.0000000000%
0.000000000
86359B5R8
1-A5
27,959,000.00
142,080.57
0.00
27,151,089.79
113,721.54
27,293,170.36
1000.000000000
0.000000000
0.000000000
1000.000000000
4.791666433
Fixed
0.00
0.00
0.000000000
5.7500000000%
0.000000000
86359B5S6
1-A6
14,294,000.00
0.00
0.00
14,294,000.00
68,492.08
14,294,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.791661074
Fixed
0.00
0.00
0.000000000
5.7500000000%
0.000000000
86359B5T4
1-A7
596,000.00
0.00
0.00
596,000.00
2,855.83
596,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.791666667
Fixed
0.00
0.00
0.000000000
5.7500000000%
0.000000000
86359B5U1
1-A8
29,010,000.00
0.00
0.00
29,010,000.00
139,006.25
29,010,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.791664943
Fixed
0.00
0.00
0.000000000
5.7500000000%
0.000000000
86359B5V9
1-A9
1,934,000.00
0.00
0.00
1,934,000.00
9,267.08
1,934,000.00
983.353088813
5.107124355
0.000000000
978.245964458
0.000000000
N/A
0.00
0.00
0.000000000
0.0000000000%
0.000000000
86359B5W7
AP
4,011,216.21
20,485.78
0.00
3,923,956.07
0.00
3,944,441.85
965.185462434
0.000000000
0.000000000
963.885358991
4.423766088
Fixed
0.00
0.00
0.000000000
5.5000000000%
0.000000000
N
86359B5X5
AX
2,968,617.63
0.00
0.00
2,861,407.07
13,132.47
2,865,266.58
999.206494469
0.000000000
0.000000000
983.146171763
4.579697438
Fixed
0.00
0.00
0.000000000
5.5000000000%
0.000000000
N
86359B5Y3
PAX
572,308.55
0.00
0.00
562,662.96
2,621.00
571,854.42
999.353889729
0.214135149
0.000000000
999.139754581
4.788571188
Fixed
0.00
0.00
0.000000000
5.7500000000%
0.000000000
86359B5Z0
B1
5,949,000.00
1,273.89
0.00
5,943,882.40
28,487.21
5,945,156.29
999.353890632
0.214132676
0.000000000
999.139757956
4.788570148
Fixed
0.00
0.00
0.000000000
5.7500000000%
0.000000000
86359B6A4
B2
2,231,000.00
477.73
0.00
2,229,080.80
10,683.30
2,229,558.53
999.353885618
0.214137931
0.000000000
999.139747687
4.788570227
Fixed
0.00
0.00
0.000000000
5.7500000000%
0.000000000
86359B6B2
B3
1,189,000.00
254.61
0.00
1,187,977.16
5,693.61
1,188,231.77
999.353901345
0.214125561
0.000000000
999.139775785
4.788565022
Fixed
0.00
0.00
0.000000000
5.7500000000%
0.000000000
86359B3W9/U85985TS5
B4
446,000.00
95.50
0.00
445,616.34
2,135.70
445,711.84
999.353889637
0.214131898
0.000000000
999.139757739
4.788573351
Fixed
0.00
0.00
0.000000000
5.7500000000%
0.000000000
86359B3X7/U85985TT3
B5
743,000.00
159.10
0.00
742,360.84
3,557.91
742,519.94
999.353889637
0.214131898
0.000000000
999.139757739
4.788573351
Fixed
0.00
0.00
0.000000000
5.7500000000%
0.000000000
86359B3Y5/U85985TU0
B6
743,000.00
159.10
0.00
742,360.84
3,557.91
742,519.94
999.353882440
0.214141724
0.000000000
999.139740716
4.788574519
Fixed
0.00
0.00
0.000000000
5.7500000000%
0.000000000
86359B3Z2/U85985TV8
B7
598,528.85
128.17
0.00
598,013.96
2,866.10
598,142.13
23-Jun-2005 - 08:22 (U014-U035, U119-U122) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.987058%
3.090000%
3.314380%
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
31-May-05
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
354
REMIC II
Statement Date:
ABN AMRO Acct: 722416.1
0.000000000
0.000000000
0.000000000
0.000000000
14.200000000
Fixed
0.00
1.42
14.200000000
5.7500000000%
0.000000000
86359B6C0
R
100.00
0.00
0.00
0.00
1.42
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSU0359
R-1
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
1.42
297,477,845.06
291,789,418.51
2,615,979.99
Total
290,568,449.16
1,220,969.35
0.00
1,395,010.64
23-Jun-2005 - 08:22 (U014-U035, U119-U122) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.987058%
3.090000%
3.314380%
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
31-May-05
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
354
Grantor Trust
Statement Date:
ABN AMRO Acct: 722416.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSU0342
P
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
23-Jun-2005 - 08:22 (U014-U035, U119-U122) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
31-May-05
Mortgage Pass-Through Certificates
Series 2005-3
ABN AMRO Acct: 722416.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
393,439.36
0.00
)
(216.18
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,411,215.24
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,395,010.65
0.00
0.00
0.00
0.00
0.00
12,576.89
49,186.74
61,763.63
180,605.90
978,599.82
0.00
0.00
0.00
1,159,205.72
1,220,969.35
2,615,980.00
2,615,980.00
291,789,418.52
805
61,763.63
1,159,205.72
4
0.00
0.00
0
0.00
0
290,568,449.17
801
51,190.61
1,006,092.58
49,186.74
1,017,992.06
52,645.20
1,041,043.11
16,420.77
0.00
)
(216.18
44,368.69
60,573.28
216.18
0.00
0.00
0.00
216.18
216.18
0.00
)
(16,204.59
1,395,010.65
Interest Not Advanced (
Current Period
)
0.00
1,017,992.06
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(983,041.54
)
(47,732.15
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

23-Jun-2005 - 08:22 (U014-U035, U119-U122) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
31-May-05
Mortgage Pass-Through Certificates
Series 2005-3
ABN AMRO Acct: 722416.1
Statement Date:
Cash Reconciliation Summary Subpool I
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
165,927.90
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
607,985.40
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
600,866.16
0.00
0.00
0.00
0.00
0.00
0.00
2,631.12
2,631.12
23,112.38
734,672.00
0.00
0.00
0.00
757,784.38
760,415.50
1,361,281.66
1,361,281.66
129,342,596.10
345
2,631.12
757,784.38
2
0.00
0.00
0
0.00
0
128,582,180.60
343
2,618.45
441,114.49
2,631.12
442,057.51
2,631.12
444,044.34
7,119.25
0.00
0.00
19,827.13
26,946.37
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(7,119.25
600,866.16
Interest Not Advanced (
Current Period
)
0.00
442,057.51
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(439,127.66
)
(2,618.45
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

23-Jun-2005 - 08:22 (U014-U035, U119-U122) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
31-May-05
Mortgage Pass-Through Certificates
Series 2005-3
ABN AMRO Acct: 722416.1
Statement Date:
Cash Reconciliation Summary Subpool II
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
171,233.39
0.00
)
(216.18
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
650,065.38
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
643,290.17
0.00
0.00
0.00
0.00
0.00
12,491.55
45,906.28
58,397.83
152,949.98
44,727.82
0.00
0.00
0.00
197,677.80
256,075.63
899,365.80
899,365.80
131,511,171.15
370
58,397.83
197,677.80
1
0.00
0.00
0
0.00
0
131,255,095.52
369
47,926.10
461,197.01
45,906.28
479,048.18
49,364.74
499,490.64
6,991.40
0.00
)
(216.18
20,406.77
27,181.98
216.18
0.00
0.00
0.00
216.18
216.18
0.00
)
(6,775.21
643,290.17
Interest Not Advanced (
Current Period
)
0.00
479,048.18
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(440,754.54
)
(44,467.64
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

23-Jun-2005 - 08:22 (U014-U035, U119-U122) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
31-May-05
Mortgage Pass-Through Certificates
Series 2005-3
ABN AMRO Acct: 722416.1
Statement Date:
Cash Reconciliation Summary Subpool III
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
56,278.07
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
153,164.46
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
150,854.33
0.00
0.00
0.00
0.00
0.00
85.34
649.34
734.68
4,543.54
199,200.00
0.00
0.00
0.00
203,743.54
204,478.22
355,332.55
355,332.55
30,935,651.27
90
734.68
203,743.54
1
0.00
0.00
0
0.00
0
30,731,173.05
89
646.06
103,781.08
649.34
96,886.38
649.34
97,508.13
2,310.13
0.00
0.00
4,134.80
6,444.93
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(2,310.13
150,854.33
Interest Not Advanced (
Current Period
)
0.00
96,886.38
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(103,159.33
)
(646.06
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0

23-Jun-2005 - 08:22 (U014-U035, U119-U122) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
31-May-05
Mortgage Pass-Through Certificates
Series 2005-3
ABN AMRO Acct: 722416.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Int erest (2)
Payment
Amount
PPIS
Int erest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
2.00
1.00
0.00
0.00
0.00
0.00
0.00
1-A1
30
77,722.72
77,722.72
77,722.72
0.00
3.62%
3.70%
30/360
3.440000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1-A2
30
80,433.98
80,433.98
80,433.98
0.00
3.62%
3.70%
30/360
3.560000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1-A3
30
584,694.44
584,694.44
584,694.44
0.00
3.62%
3.70%
30/360
5.750000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1-A4
30
246,080.09
246,080.09
246,080.09
0.00
3.62%
3.70%
30/360
5.500000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1-A5
30
113,721.54
113,721.54
113,721.54
0.00
3.62%
3.70%
30/360
5.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1-A6
30
68,492.08
68,492.08
68,492.08
0.00
3.62%
3.70%
30/360
5.750000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1-A7
30
2,855.83
2,855.83
2,855.83
0.00
3.62%
3.70%
30/360
5.750000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1-A8
30
139,006.25
139,006.25
139,006.25
0.00
3.62%
3.70%
30/360
5.750000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1-A9
30
9,267.08
9,267.08
9,267.08
0.00
3.62%
3.70%
30/360
5.750000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
AP
30
0.00
0.00
0.00
0.00
3.62%
3.70%
N/A
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
AX
30
13,132.47
13,132.47
13,132.47
0.00
3.62%
3.70%
30/360
5.500000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
PAX
30
2,621.00
2,621.00
2,621.00
0.00
3.62%
3.70%
30/360
5.500000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B1
30
28,487.21
28,487.21
28,487.21
0.00
1.81%
1.85%
30/360
5.750000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B2
30
10,683.30
10,683.30
10,683.30
0.00
1.13%
1.16%
30/360
5.750000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B3
30
5,693.61
5,693.61
5,693.61
0.00
0.77%
0.79%
30/360
5.750000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B4
30
2,135.70
2,135.70
2,135.70
0.00
0.63%
0.65%
30/360
5.750000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B5
30
3,557.91
3,557.91
3,557.91
0.00
0.41%
0.42%
30/360
5.750000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B6
30
3,557.91
3,557.91
3,557.91
0.00
0.18%
0.19%
30/360
5.750000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B7
30
2,866.10
2,866.10
2,866.10
0.00
0.00%
0.00%
30/360
5.750000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
R
30
0.00
0.00
1.42
0.00
3.62%
3.70%
30/360
N/A
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1,395,009.22
1,395,009.22
1,395,010.64
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
23-Jun-2005 - 08:22 (U014-U035, U119-U122) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
31-May-05
Mortgage Pass-Through Certificates
Series 2005-3
ABN AMRO Acct: 722416.1
Statement Date:
Other Related Information
Special Hazard Coverage
Beginning
Balance
Current
Reduction
Ending
Balance
Beginning
Balance
Current
Reduction
Beginning
Balance
Current
Reduction
Ending
Balance
Fraud Loss Coverage
Bankruptcy Loss Coverage
Ending
Balance
Number of Payoffs:
Aggregate Payoff Amounts:
Number of Curtailments:
Aggregate Curtailment Amounts:
Number of Loans in Foreclosure:
Book Value of Loans in Foreclosure:
Prior Realized Losses Allocated to the Certificates:
Current Realized Losses Allocated to the Certificates:
Cumulative Realized Losses Allocated to the Certificates since Cutoff:
Total
3,510,000.00
3,510,000.00
0.00
2,974,779.00
2,974,779.00
0.00
100,000.00
100,000.00
0.00
4
978,599.82
193
0
0.00
0.00
180,605.90
0.00
0.00

23-Jun-2005 - 08:22 (U014-U035, U119-U122) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
31-May-05
Mortgage Pass-Through Certificates
Series 2005-3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722416.1
1.12%
1.33%
0.12%
0.07%
1
0.12%
174,500
0.06%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.12%
0.05%
0.00%
0.00%
27-Jun-05
9
3,870,153
1
194,047
0
0
0
0
0
0
0
0
1
144,540
0.75%
0.55%
0.12%
0.06%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.12%
0.05%
0.00%
0.00%
25-May-05
6
1,594,072
1
174,500
0
0
0
0
0
0
0
0
1
144,868
1.23%
1.11%
0.12%
0.17%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
10
3,276,556
1
498,499
0
0
0
0
0
0
0
0
0
0
0.12%
0.14%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
1
414,370
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

23-Jun-2005 - 08:22 (U014-U035, U119-U122) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
31-May-05
Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722416.1
Series 2005-3
27-Jun-05
801
98.04%
290,568,449
97.68%
0.50%
0.34%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
354
354
5.99%
5.74%
0
0
4
978,600
25-May-05
805
98.53%
291,789,419
98.09%
0.98%
1.18%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
354
355
5.99%
5.74%
0
0
8
3,501,314
25-Apr-05
813
99.51%
295,615,653
99.37%
0.25%
0.30%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
356
356
5.99%
5.74%
0
0
2
891,893
25-Mar-05
815
99.76%
296,699,078
99.74%
0.24%
0.19%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
357
357
5.99%
5.74%
0
0
2
573,000
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Jun-2005 - 08:22 (U014-U035, U119-U122) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Substitution Detail History
ABN AMRO Acct: 722416.1
Series 2005-3
Mortgage Pass-Through Certificates
31-May-05
25-Jul-05
25-May-05
27-Jun-05
27-Jun-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Property ID
Deleted Loan
Qualified Substitute
Scheduled Prin Bal
23-Jun-2005 - 08:22 (U014-U035, U119-U122) (c) 2005 LaSalle Bank N.A.

Original Property
Per Section 7.01(a)(i) of the Property Management and Lease Servicing Agreement, aggregate Appraised Value of the Qualified Substitute Mortgaged Properties acquired by the
Issuer since the Closing Date in connection with the substitution or exchange pursuant to Section 7.01 is not to exceed 25% of the aggregate Initial Appraised Value of the
Mortgaged Properties.
(A)

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
31-May-05
Mortgage Pass-Through Certificates
Series 2005-3
ABN AMRO Acct: 722416.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
23-Jun-2005 - 08:22 (U014-U035, U119-U122) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
31-May-05
Mortgage Pass-Through Certificates
Series 2005-3
ABN AMRO Acct: 722416.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-Jun-2005 - 08:22 (U014-U035, U119-U122) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Jun-05
27-Jun-05
25-May-05
25-Jul-05
31-May-05
Mortgage Pass-Through Certificates
Series 2005-3
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722416.1
23-Jun-2005 - 08:22 (U014-U035, U119-U122) (c) 2005 LaSalle Bank N.A.